Exhibit 10.12

Execution Version

AMENDMENT TO LOAN AND SECURITY AGREEMENT

This AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of May 4, 2018 (this “Amendment”), is made by and between TPG RE FINANCE 6, LLC, a Delaware limited liability company (“Borrower”), and DEUTSCHE BANK AG, NEW YORK BRANCH, a branch of a foreign banking institution (“Lender”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement (as defined below).

RECITALS

WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement, dated as of August 13, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”); and

WHEREAS, Borrower and Lender have agreed, subject to the terms and conditions hereof, that the Loan Agreement shall be amended as set forth in this Amendment; and TPG RE Finance Trust Holdco, LLC (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

Section 1.Loan Agreement Amendments.  The Loan Agreement is hereby amended as follows:

(a)Financial Reporting.  Notwithstanding anything to the contrary in the Loan Agreement, including, but not limited to, Section 6.01, Section 7.01, and Section 11.02 thereof, Borrower’s obligations to provide financial reporting with respect to Guarantor and/or Borrower shall be superseded by, and shall instead be performed in accordance with, the reporting requirements set forth on Exhibit A of this Amendment.

(b)Annex I to Loan Agreement.  An Annex I, as set forth on Exhibit B of this Amendment, shall be added to the Loan Agreement.

Section 2.Conditions Precedent.  This Amendment shall become effective on the date hereof provided that this Amendment is duly executed and delivered by each of Borrower and Lender.

Section 3.Representations and Warranties.  On and as of the date first above written, Borrower hereby represents and warrants to Lender that (a) it is in compliance with all the terms and provisions set forth in the Loan Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Loan Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Section 6 of the Loan Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

Section 4.Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by Borrower and Lender and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of June 26, 2015 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), made by Guarantor in favor of Lender, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein and therein.

Section 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Loan Agreement and each of the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, (a) all references in the Loan Agreement to the “Loan Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Loan Agreement” in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

Section 6.Counterparts.  This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

Section 7.Costs and Expenses.  Borrower shall pay Lender’s reasonable actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Loan Agreement.

Section 8.Submission to Jurisdiction.  Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Loan Agreement.  The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Section 8 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of other jurisdictions.

Section 9.WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

Section 10.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH , a branch of a foreign banking institution

By:	/s/ Dino Paparelli
Name: Dino Paparelli
Title: Managing Director

By:	/s/ James Huddleston
Name: James Huddleston
Title: Director

[Signature Page to Amendment to Loan And Security Agreement – TRT/DB Non (One Paraiso)]

BORROWER:

TPG RE FINANCE 6, LLC, a Delaware limited liability company

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

[Signature Page to Amendment to Loan and Security Agreement – TRT-DB NON (One Paraiso)]

Acknowledged:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company, in its capacity as Guarantor, and solely for purposes of making the acknowledgement set forth in Section 4 of this Amendment:

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

[Signature Page to Amendment to Loan and Security Agreement – TRT-DB NON (One Paraiso)]

EXHIBIT A

Financial Reporting

Borrower shall deliver to Lender, in form and detail satisfactory to Lender:

(a)

as soon as available, but in any event within 90 days after the end of each fiscal year of Guarantor, a consolidated balance sheet of Guarantor and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to Lender, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and

(b)

as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Guarantor, a balance sheet of Guarantor and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of Guarantor’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of Guarantor’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of Guarantor as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of Guarantor and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

Documents required to be delivered pursuant to the foregoing may be delivered by electronic communication (including email or otherwise) and if so delivered, shall be deemed to have been delivered on the date (i) on which the applicable party transmits such documents via email, (ii) on which the applicable party posts such documents, or provides a link thereto, on the applicable party’s website on the Internet at the website address listed on Annex I (which website address may be updated by Borrower by notice to Lender), or (iii) on which such documents are posted on the applicable party’s behalf on an Internet or intranet website, if any, to which Lender has access (whether a commercial, third-party website or whether sponsored by Lender).

EXHIBIT B

Annex I to Loan Agreement

ANNEX I

WEBSITE ADDRESS FOR FINANCIAL REPORTING

Borrower and Guarantor: http://investors.tpgrefinance.com/Docs